UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   F O R M 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 15, 2002

                         DEUTSCHE BANK TRUST CORPORATION
             (Exact name of registrant as specified in its charter)

                                    NEW YORK
                 (State or other jurisdiction of incorporation)

         1-5920                                            13-6180473
(Commission file number)                       (IRS employer identification no.)

       130 LIBERTY STREET, NEW YORK, NEW YORK                10006
(currently operating out of an alternate location at      (Zip code)
        31 W 52nd Street, New York, NY 10019)
      (Address of principal executive offices)

        Registrant's telephone number, including area code (212) 469-8000

                            BANKERS TRUST CORPORATION
          (former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

At a meeting held on January 24, 2002, the Board of Directors of Deutsche Bank Trust Corporation (the "Corporation") approved an amendment to the Corporation's restated certificate of incorporation to change the name of the Corporation from "Bankers Trust Corporation" to "Deutsche Bank Trust Corporation." On April 15, 2002, the Corporation effected such amendment by filing with the Department of State of the State of New York a certificate of amendment to its restated certificate of incorporation.

Item 7. Financial Statements and Exhibits

(c) Exhibits

      3.14 Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation filed with the Department of State of the State of New York on April 15, 2002.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                         DEUTSCHE BANK TRUST CORPORATION


                                        By: /S/ MARY E. FISHER
                                            ------------------------------------
                                            MARY E. FISHER
                                            Senior Vice President and
                                            Controller
                                            (Principal Accounting Officer)

April 25, 2002
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                         DEUTSCHE BANK TRUST CORPORATION

                          FORM 8-K DATED APRIL 15, 2002

                                  EXHIBIT INDEX

Exhibit
Number                 Description of Exhibit

3.14 Certificate of Amendment of the Restated Certificate of Incorporation of the Corporation filed with the Department of State of the State of New York on April 15, 2002.